SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2003

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J)

                (Exact name of registrant as specified in charter)

North Carolina                333-97547-03                  95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-J

On January 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-J, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-J relating to the distribution date of January 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2003


                             Payment Date: 01/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        133,705,398.00    2.995000%     4,695,354.86    333,706.39    5,029,061.25       0.00       0.00
                        A2        331,160,684.48    4.879000%    11,629,425.23  1,346,444.15   12,975,869.38       0.00       0.00
                        A3         72,835,927.67    4.879000%     2,557,791.47    296,138.74    2,853,930.22       0.00       0.00
                        A4          1,966,570.05    4.879000%        69,060.37      7,995.75       77,056.12       0.00       0.00
                        AP            356,559.51    0.000000%         1,288.63          0.00        1,288.63       0.00       0.00
Residual                AR                  0.00    4.412231%             0.00          0.55            0.55       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          7,119,564.74    4.412231%         8,262.27     26,177.64       34,439.90       0.00       0.00
                        B2          3,132,249.72    4.412231%         3,634.98     11,516.84       15,151.82       0.00       0.00
                        B3          2,278,180.99    4.412231%         2,643.83      8,376.55       11,020.38       0.00       0.00
                        B4            854,068.73    4.412231%           991.15      3,140.29        4,131.44       0.00       0.00
                        B5            855,065.31    4.412231%           992.30      3,143.95        4,136.26       0.00       0.00
                        B6          1,139,166.91    4.412231%         1,322.01      4,188.56        5,510.56       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        555,403,436.09     -           18,970,767.10  2,040,829.41   21,011,596.51     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        129,010,043.14              0.00
                                A2        319,531,259.25              0.00
                                A3         70,278,136.20              0.00
                                A4          1,897,509.68              0.00
                                AP            355,270.88              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          7,111,302.47              0.00
                                B2          3,128,614.74              0.00
                                B3          2,275,537.16              0.00
                                B4            853,077.58              0.00
                                B5            854,073.00              0.00
                                B6          1,137,844.91              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        536,432,668.99     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    133,705,398.00     2.995000% 06050HVJ4    34.103886      2.423818    937.041816
                           A2    331,160,684.48     4.879000% 06050HVK1    34.103886      3.948517    937.041816
                           A3     72,835,927.67     4.879000% 06050HVL9    34.103886      3.948517    937.041816
                           A4      1,966,570.05     4.879000% 06050HVM7    34.103886      3.948517    937.041816
                           AP        356,559.51     0.000000% 06050HVN5     3.596813      0.000000    991.629211
Residual                   AR              0.00     4.412231% 06050HVP0     0.000000      5.536430      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      7,119,564.74     4.412231% 06050HVQ8     1.156532      3.664283    995.423078
                           B2      3,132,249.72     4.412231% 06050HVR6     1.156532      3.664283    995.423078
                           B3      2,278,180.99     4.412231% 06050HVS4     1.156532      3.664283    995.423078
                           B4        854,068.73     4.412231% 06050HVT2     1.156532      3.664283    995.423078
                           B5        855,065.31     4.412231% 06050HVU9     1.156532      3.664283    995.423078
                           B6      1,139,166.91     4.412231% 06050HVV7     1.156533      3.664285    995.423774
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     555,403,436.09       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       536,432,668.19   536,432,668.19
Loan count                   1071             1071
Avg loan rate           5.517919%             5.52
Prepay amount       18,326,092.12    18,326,092.12

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       489,135.30       489,135.30
Sub servicer fees            0.00             0.00
Trustee fees             1,388.51         1,388.51


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.234273%           100.000000%            540,025,139.70
   -----------------------------------------------------------------------------
   Junior            2.765727%             0.000000%             15,360,449.85
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          12                 4,746,567.62
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                12                 4,746,567.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           21,011,596.51         21,011,596.51
Principal remittance amount           18,970,767.10         18,970,767.10
Interest remittance amount             2,040,829.41          2,040,829.41